Supplement dated August 21, 2006 to the Prospectus dated July 26, 2006

                Claymore Securities Defined Portfolio, Series 295

           Delta Global Canadian Energy Trust, Series 1 (the "Trust")


         Notwithstanding anything to the contrary in the Prospectus, Pengrowth Energy Trust has been removed from the Trust. The proceeds received from the sale were used to purchase additional shares of the remaining securities in the portfolio in the same proportions as they were held in the portfolio immediately prior to the sale. This change affects all outstanding units of the Trust. Please retain this supplement for your records.